EXHIBIT 23.2
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 of Western Power & Equipment Corp. of our report dated October 15, 2002 relating to the financial statements and the financial schedules, which appear in the Annual Report on Form 10-K/A3 for the year ended July 31, 2002, filed with the Securities and Exchange Commission.



                                                         /s/ Moss Adams LLP
                                                         ----------------------
                                                         MOSS ADAMS LLP

Beaverton, Oregon
October 25, 2004